                                                                    Exhibit 10.4

                                    AMENDMENT

      AMENDMENT (this "Amendment"), dated as of March 11, 1999, among PRIMEDIA Inc., a Delaware corporation (f/k/a K-III Communications Corporation and hereinafter called the "Company"), the financial institutions listed on the signature pages hereto, The Bank of New York and Bankers Trust Company, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent under the $250,000,000 Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the $250,000,000 Credit Agreement referred to below.

                             W I T N E S S E T H:

      WHEREAS, the Company, various lending institutions (the "Banks") party thereto, The Bank of New York and Bankers Trust Company, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent and The Chase Manhattan Bank, as Administrative Agent, are parties to a Credit Agreement, dated as of May 24, 1996 (as amended, modified or supplemented through the date hereof, the "$250,000,000 Credit Agreement");

      WHEREAS, the Company has requested, and the Banks party hereto are willing (subject to the terms and conditions hereof), to amend the $250,000,000 Credit Agreement as provided herein;

      NOW, THEREFORE, in consideration of the foregoing, the agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, it is agreed:

      1. Section 7.03(p) of the $250,000,000 Credit Agreement is hereby deleted in its entirety, and the following shall be inserted in lieu thereof:

            "(p) (i) Liens created under the Additional Credit Agreement and the other Additional Facility Documents, and (ii) Liens created under the 1999 Additional Credit Agreement and the other 1999 Additional Facility Documents; and"

      2. Section 7.04(b) of the $250,000,000 Credit Agreement is hereby deleted in its entirety, and the following shall be inserted in lieu thereof:

            "(b) (i) Indebtedness incurred pursuant to the Additional Credit Agreement and the other Additional Facility Documents and (ii) Indebtedness incurred pursuant to the 1999 Additional Credit Agreement and the other 1999 Additional Facility Documents;".

      3. Section 7.04(j) of the $250,000,000 Credit Agreement is hereby amended by inserting immediately after the word "incurred" appearing in the fifth line thereof, and immediately after the word "incurred" appearing in the seventh line thereof, the word "directly".

      4. Section 7.06(c) of the $250,000,000 Credit Agreement is hereby deleted in its entirety, and the following shall be inserted in lieu thereof:

            "(c) Contingent Obligations pursuant to the Additional Facility Documents and the 1999 Additional Facility Documents;".

      5. Section 7.10 of the $250,000,000 Credit Agreement, entitled "Interest Coverage Ratio", is hereby amended by deleting the table contained in such Section and inserting the following table in lieu thereof:


                         Period                       Ratio
                         ------                       -----

            Effective Date to and including       1.80 to 1.00
            December 31, 1999

            January 1, 2000 to and including      2.00 to 1.00
            December 31, 2000

            January 1, 2001 to and including      2.25 to 1.00
            December 31, 2001

            January 1, 2002 and thereafter        2.50 to 1.00


      6. Section 7.11 of the $250,000,000 Credit Agreement, entitled "Leverage Ratio", is hereby amended by deleting the table contained in such Section and inserting the following table in lieu thereof:

                         Period                       Ratio
                         ------                       -----

            Effective Date to and including       6.00 to 1.00
            December 31, 1999

            January 1, 2000 to and including      5.50 to 1.00
            December 31, 2000

            January 1, 2001 to and including      5.00 to 1.00
            December 31, 2001

            January 1, 2002 and thereafter        4.50 to 1.00

      7. Section 9 of the $250,000,000 Credit Agreement, entitled "Definitions", is hereby amended by (i) adding, in the appropriate alphabetical order, the following definitions:

                  "1999 Additional Credit Agreement" shall mean the Credit Agreement, dated as of March 11, 1999, among the Company, various lending institutions, The Bank of New York and Bankers Trust Company, as Co-Syndication Agents, The Bank of Nova Scotia, as Documentation Agent, and The Chase Manhattan Bank, as Administrative Agent, as amended, modified, supplemented or extended from time to time.

                  "1999 Additional Facility Documents" shall mean and include each of the documents and other agreements entered into by the Company or any of its Subsidiaries in connection with the 1999 Additional Credit Agreement (including, without limitation, the 1999 Additional Credit Agreement and any guaranty or guaranties relating thereto), as modified, supplemented or amended from time to time;

and (ii) inserting in the ninth line of the definition of "Consolidated Fixed Charges", after the words "outstanding under the Additional Credit Agreement", the words "and the 1999 Additional Credit Agreement".

      8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      9. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Company and the Required Banks shall have signed a copy of this Amendment (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

      10. From and after the Amendment Effective Date, all references in the $250,000,000 Credit Agreement and each of the Credit Documents to the Agreement, Credit Agreement and/or $250,000,000 Credit Agreement shall be deemed to be references to the $250,000,000 Credit Agreement after giving effect to this Amendment.

      11. In order to induce the Banks to enter into this Consent, the Company hereby (i) represents and warrants that each of the representations and warranties contained in Section 5 of the $250,000,000 Credit Agreement will be true and correct in all material respects on the Amendment Effective Date and
(ii) represents and warrants that there exists no Default or Event of Default on the Amendment Effective Date.

      12. This Amendment is limited as specified and shall not constitute a consent to, modification, acceptance or waiver of any other provision of the $250,000,000 Credit Agreement or any other Credit Document.

      13. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Company and the Administrative Agent.

      IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                          PRIMEDIA INC.

                                          By
                                             -----------------------------------
                                             Douglas B. Smith
                                             Title: VP, Treasurer

                                          THE CHASE MANHATTAN

                                             BANK, Individually
                                             and as Administrative Agent

                                          By
                                             -----------------------------------
                                             Title:

                                          BANKERS TRUST COMPANY,

                                             Individually and as
                                             Co-Syndication Agent

                                          By
                                             -----------------------------------
                                             Title:

                                          THE BANK OF NEW YORK,

                                             Individually and as
                                             Co-Syndication Agent

                                          By
                                             -----------------------------------
                                             Title:

                                          THE BANK OF NOVA SCOTIA,

                                             Individually and as
                                             Documentation Agent

                                          By
                                             -----------------------------------
                                             Title:

                                          BANK OF AMERICA NT & SA

                                          By
                                             -----------------------------------
                                             Title:

                                          NATIONSBANK OF TEXAS, N.A.

                                          By
                                             -----------------------------------
                                             Title:

                                          FLEET NATIONAL BANK

                                          By
                                             -----------------------------------
                                             Title:

                                          GENERAL ELECTRIC CAPITAL CORP.

                                          By
                                             -----------------------------------
                                             Title:

                                          ROYAL BANK OF CANADA

                                          By
                                             -----------------------------------
                                             Title:

                                          THE INDUSTRIAL BANK OF
                                             JAPAN, LIMITED

                                          By
                                             -----------------------------------
                                             Title:

                                          UNION BANK OF CALIFORNIA, N.A.

                                          By
                                             -----------------------------------
                                             Title:

                                          SOCIETE GENERALE, NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                             Title:

                                          SENIOR DEBT PORTFOLIO,

                                            by Boston Management & Research
                                            as Investment Advisor

                                          By
                                             -----------------------------------
                                             Title:

                                          CIBC INC.

                                          By
                                             -----------------------------------
                                             Title:

                                          MARINE MIDLAND BANK

                                          By
                                             -----------------------------------
                                             Title:

                                          LTCB TRUST COMPANY

                                          By
                                             -----------------------------------
                                             Title:

                                          THE MITSUBISHI TRUST AND
                                             BANKING CORPORATION

                                          By
                                             -----------------------------------
                                             Title:

                                          TORONTO DOMINION (NEW YORK),

                                             INC.

                                          By
                                             -----------------------------------
                                             Title:

                                          BANK OF MONTREAL,
                                             CHICAGO BRANCH

                                          By
                                             -----------------------------------
                                             Title:

                                          CREDIT LYONNAIS
                                             NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                             Title:

                                          THE SAKURA BANK, LIMITED,
                                             NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                             Title:

                                          CREDIT AGRICOLE INDOSUEZ

                                          By
                                             -----------------------------------
                                             Title:

                                          By
                                             -----------------------------------
                                             Title:

                                          CREDIT SUISSE FIRST BOSTON

                                          By
                                             -----------------------------------
                                             Title:

                                          By
                                             -----------------------------------
                                             Title:

                                          MELLON BANK, N.A.

                                          By
                                             -----------------------------------
                                             Title:

                                          THE DAI-ICHI KANGYO BANK, LTD.,
                                             NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                             Title:

                                          STB DELAWARE FUNDING TRUST I

                                          By
                                             -----------------------------------
                                             Title:

                                          SUMMIT BANK

                                          By
                                             -----------------------------------
                                             Title:

                                          MERRILL  LYNCH SENIOR  FLOATING RATE
                                             FUND

                                          By
                                             -----------------------------------
                                             Title:

                                          BANK OF HAWAII

                                          By
                                             -----------------------------------
                                             Title:

                                          PARIBAS

                                          By
                                             -----------------------------------
                                             Title:

                                          By
                                             -----------------------------------
                                             Title:

                                          MERITA BANK, Plc

                                          By
                                             -----------------------------------
                                             Title:

                                          NATEXIS BANQUE BFCE

                                          By
                                             -----------------------------------
                                             Title:

                                          RIGGS BANK, N.A.

                                          By
                                             -----------------------------------
                                             Title:

                                          FIRST UNION NATIONAL BANK

                                          By
                                             -----------------------------------
                                             Title:

                                          THE SANWA BANK, LIMITED,
                                             NEW YORK BRANCH

                                          By
                                             -----------------------------------
                                             Title:

                                          DLJ CAPITAL FUNDING

                                          By
                                             -----------------------------------
                                             Title: